UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2023

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United-Guardian, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Marcus Boulevard

Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Beatriz Blanco as President, CEO, and Director

On June 13, 2023, United-Guardian, Inc. (the “Company”) announced that, upon mutual agreement, Beatriz Blanco would be ending her employment as President of and Chief Executive Officer of the Company. Ms. Blanco’s role as President and her involvement in the daily operations of the company were mutually terminated effective June 8, 2023, but she will continue to be employed by the company until July 8, 2023. Ms. Blanco and the Company’s Board of Directors have agreed to the general terms of a separation agreement to govern Ms. Blanco’s departure, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2023.

Ms. Blanco resigned as a Director of the Company on June 8, 2023. Ms. Blanco’s resignation from the Company’s Board of Directors was amicable, and there were no disagreements between Ms. Blanco and the Company’s Board of Directors with regard to the operations, policies or practices of the Company. At the present time the Board has not yet decided if and when it will fill the vacancy created by the resignation of Ms. Blanco from the Board.

Appointment of Donna Vigilante as President

On June 13, 2023, the Company announced that at a meeting of the Board of Directors on June 9, 2023 the Board appointed Donna Vigilante as the Company’s new President, effective as of that date. Ms. Vigilante has been with the Company for over 20 years, and is currently one of the Company’s Vice Presidents and Manager of the Company’s Research & Development department. She has a Bachelor of Science degree in Biochemistry, with a minor in business, from Stony Brook University.

The Company’s Board of Directors has not yet finalized the compensation for Ms. Vigilante, and an amendment to this 8-K will be filed once that has been completed.

There is no family relationship between Ms. Vigilante and any director or officer of the Company. There are no transactions between Ms. Vigilante that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

On June 13, 2023, the Company issued a press release announcing the departure of Ms. Blanco and the appointment of Ms. Vigilante as her successor. A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United-Guardian, Inc.

Date: June 13, 2023	By:	/s/ Donna Vigilante
Donna Vigilante
President